UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

BARREL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56001	47-1963189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3859 S Valley View Blvd, Ste 2 #107

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-702-595-2247

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

On July 2, 2026, Barrel Energy, Inc. (the "Company") effected the conversion of an aggregate of 750,000 shares of the Company's Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), into an aggregate of 750,000,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), pursuant to the conversion terms of the Series A Preferred Stock.

The conversions were made at the stated conversion ratio of one (1) share of Series A Preferred Stock for one thousand (1,000) shares of Common Stock. The conversion terms are set forth in the Company's Certificate of Amendment to Designation - After Issuance of Class or Series relating to the Series A Preferred Stock, which was filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2026 and is incorporated herein by reference.

The converting holders, each of whom is an officer, director and greater-than-ten-percent beneficial owner of the Company, were as follows:

Holder	Series A Preferred Shares Converted	Common Shares Issued	Series A Preferred Shares Remaining
James Jarmin Kaltsas	250,000	250,000,000	1,000,000
Alfreddie Johnson	250,000	250,000,000	1,000,000
Willis Jerome Pumphrey Jr.	250,000	250,000,000	1,000,000

Immediately before the conversions, the Company had 2,144,622 shares of Common Stock and 5,000,000 shares of Series A Preferred Stock issued and outstanding. Following the conversions, the Company had 752,144,622 shares of Common Stock and 4,250,000 shares of Series A Preferred Stock issued and outstanding.

The 750,000,000 shares of Common Stock were issued upon the surrender and cancellation of the 750,000 shares of Series A Preferred Stock. The Company received no cash proceeds from the conversions, and no underwriter, placement agent, broker or other person received any commission or other remuneration for soliciting the conversions.

The Company relied upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, because the Common Stock was issued by the Company exclusively to existing holders of securities of the Company in exchange for such securities, and no commission or other remuneration was paid or given directly or indirectly for soliciting the exchange.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1

Certificate of Amendment to Designation - After Issuance of Class or Series relating to the Series A Preferred Stock (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed June 29, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARREL ENERGY, INC.

Date:	July 6, 2026

By:	/s/ Jarmin Kaltsas
Name:	Jarmin Kaltsas
Title:	Chief Executive Officer

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